Exhibit 10.19.1

1

KEY EMPLOYEE DEFERRED COMPENSATION PLAN OF
CONOCOPHILLIPS
TITLE I
(Effective for benefits earned and vested prior to
January 1, 2005)
2020 AMENDMENT AND RESTATEMENT

The Key Employee

Deferred Compensation Plan

of ConocoPhillips,

Title I

(“Title

I”), is
hereby amended

and restated

effective as

of January

1, 2020

(except where

another date
is specified herein with regard to a particular provision).

Immediately prior to

effectiveness of this

2020 Amendment and

Restatement, Title

I was
and

remains

subject

to

the

2012

Restatement

of

the

Key

Employee

Deferred
Compensation

Plan

of

ConocoPhillips,

Title

I,

which

was

effective

as

of

the

"Effective
Time"

defined in

the Employee

Matters Agreement

by and

between ConocoPhillips

and
Phillips

66

(the

"Effective

Time")

and

conditioned

on

the

occurrence

of

the
"Distribution"

defined

in

such

Employee

Matters

Agreement

(the

"Distribution"),
together

with

the

First

Amendment

to

Title

I

of

the

Key

Employee

Deferred
Compensation Plan of ConocoPhillips (2012 Restatement), effective October 30, 2019.

Preamble

The purpose of this Plan is

to attract and retain key employees

by providing them with an
opportunity

to

defer

receipt

of

cash

amounts

which

otherwise

would

have

been

paid

to
them under various compensation programs or plans by a Participating Subsidiary.

The

Plan

is

sponsored

and

maintained

by

ConocoPhillips

Company.

The

Plan

is

the
continuation

of

the

Key

Employee

Deferred

Compensation

Plan

of

Phillips

Petroleum
Company,

of

the

Conoco

Inc.

Global

Variable

Compensation

Deferral

Program,

and

of
the portions of

the Conoco Inc.

Salary Deferral

& Savings Restoration

Plan consisting of
Salary Deferral

Obligations and

Retiree Obligations,

and all

deferrals made under

any of

Exhibit 10.19.1

those plans,

programs, or

arrangements shall

continue under

their terms

and the

terms of
this Plan.

Title I of the Plan is effective with regard to benefits earned and vested prior to January 1,
2005, while

Title

II of

the Plan

is effective

with regard

to benefits

earned or

vested after
December 31, 2004.

Gains, losses, earnings, or expenses shall be

allocated to the Title of
the Plan to which the underlying obligations giving

rise to them are allocated.

Other than
earnings, gains, and losses,

no further benefits

shall accrue under Title

I of this

Plan after
December 31, 2004.

This

Title

I

of

the

Plan

is

intended

(1)

to

be

a

“grandfathered”

plan

pursuant

to

Code
section 409A, as

enacted as

part of the

American Jobs

Creation Act of

2004, and

official
guidance issued thereunder,

and (2) to be “a plan

which is unfunded and is maintained

by
an

employer

primarily

for

the

purpose

of

providing

deferred

compensation

for

a

select
group of management

or highly compensated

employees” within the

meaning of sections
201(2), 301(a)(3),

and 401(a)(1)

of ERISA.

Notwithstanding any

other provision

of this
Plan,

this

Plan

shall

be

interpreted,

operated,

and

administered

in

a

manner

consistent
with these intentions.

Section 1.

Definitions.

For

purposes

of

the

Plan,

the

following

terms,

as

used

herein,

shall

have

the

meaning
specified:
(a) “Affiliated Group”

shall mean the Company plus other subsidiaries and affiliates in which it owns, directly or through

a subsidiary or affiliate, a 5%

or more equity
interest.
(b) “Award”

shall

mean

the

United

States

cash

dollar

amount

(i)

allotted

to

an
Employee

under

the

terms

of

an

Incentive

Compensation

Plan

or

a

Long

Term
Incentive

Plan,

or

(ii)

required

to

be

credited

to

an

Employee’s

Deferred
Compensation

Account

pursuant

to

an

Incentive

Compensation

Plan,

the

Long
Term

Incentive

Compensation

Plan,

the

Strategic

Incentive

Plan,

a

Long

Term

Exhibit 10.19.1

Incentive

Plan,

or

any

similar

plans,

or

any

administrative

procedure

adopted
pursuant

thereto,

or

(iii)

credited

as

a

result

of

a

Participant’s

deferral

of

the
receipt

of

the

value

of

the

Stock

which

would

otherwise

be

delivered

to

an
Employee

in

the

event

restrictions

lapse

on

Restricted

Stock

or

Restricted

Stock
Units

or

the

settlement

of

Restricted

Stock

Units

previously

awarded

or

which
may

be

awarded

to

the

Participant

pursuant

to

an

Incentive

Compensation

Plan,
the Long Term

Incentive Compensation Plan, the Strategic Incentive Plan,

a Long
Term

Incentive

Plan,

an

Omnibus

Securities

Plan,

or

any

similar

plans,

or

any
administrative procedure

adopted pursuant

thereto, or

(iv) credited

resulting from
a

lump

sum

distribution

from

any

of

the

Company’s

non-qualified

retirement
plans

and/or

plans

which

provide

for

a

retirement

supplement,

or

(v)

resulting
from the

forfeiture of

Restricted Stock,

required by

Phillips Petroleum

Company,
of

key

employees

who

became

employees

of

GPM

Gas

Corporation,

or

(vi)
credited as a

result of an

Employee’s

deferral of the

receipt of the

lump sum cash
payment from the

Employee’s

account in

the Defined Contribution

Makeup Plan,
or

(vii)

credited

as

a

result

of

an

Employee’s

voluntary

reduction

of

Salary,

or

(viii)

credited

as

a

result

of

an

Employee’s

deferral

of

a

Performance

Based
Incentive Award,

or (ix) any

other amount determined

by the Committee

to be an
Award

under the

Plan.

Sections 2

and 3

of this

Plan shall

not apply

with respect
to Awards

included under (ii), (v),

and (ix) above and a

participant receiving such
an Award

shall be

deemed, with

respect thereto,

to have

elected a

Section 5(b)(i)
payment

option

in

10

annual

installments

commencing

about

one

year

after
retirement at age 55 or above, but subject to revision under the terms of this Plan.
(c)

“Beneficiary”

shall

mean

a

person

or

persons

or

the

trustee

of

a

trust

for

the
benefit of

a person

designated by

a Participant

to receive,

in the

event of

death,
any

unpaid

portion

of

a

Participant's

Benefits

from

this

Plan,

as

provided

in
Section 7.
(d)

“Benefit”

shall

mean

an

obligation

of

the

Company

to

pay

amounts

from

the
Plan.
(e)

“Board”
shall

mean

the

Board

of

Directors

of

the

Company,

as

it

may

be
comprised from time to time.
(f)

“Chief Executive

Officer”

or
“CEO”

shall mean

the Chief

Executive Officer

of

Exhibit 10.19.1

the Company.
(g)

“Committee”

shall mean the Nonqualified Plans Benefit

Committee as appointed
from

time

to

time

by

the

Board;

provided,

however,

that

until

a

successor

is
appointed by

the Board,

the individual

serving as

the Company’s

Vice

President
with

responsibility

over

human

resources

shall

be

sole

member

of

the
Committee..
(h)

“Company”

shall

mean

ConocoPhillips

Company,

a

Delaware

corporation,

or
any successor corporation.

The Company is a subsidiary of ConocoPhillips.
(i)

“Conoco

Inc.

Global

Variable

Compensation

Deferral

Program”

shall

mean
the

Conoco

Inc.

Global

Variable

Compensation

Deferral

Program,

prior

to

its
merger into this Plan on October 3, 2003.
(j)

“Conoco

Inc.

Salary

Deferral

&

Savings

Restoration

Plan”

shall

mean

the
Conoco Inc. Salary

Deferral & Savings

Restoration Plan, prior

to its

merger into
this Plan on October 3, 2003.
(k)

“ConocoPhillips”

shall

mean

ConocoPhillips,

a

Delaware

corporation,

or

any
successor

corporation.

ConocoPhillips

is

a

publicly

held

corporation

and

the
parent of the Company.

(l)

“Deferred

Compensation

Account”

shall

mean

an

account

established

and
maintained

for

each

Participant

in

which

is

recorded

the

amounts

of

Awards
deferred by a

Participant, the deemed

gains, losses, and

earnings accrued thereon,
and payments made therefrom all in accordance with the terms of the Plan.
(m)

“Defined

Contribution

Makeup

Plan”

shall

mean

the

Defined

Contribution
Makeup Plan of ConocoPhillips,

or any similar plan or successor plans.
(n)

“Disability”

shall

mean

the

inability,

in

the

opinion

of

the

Company’s

Medical
Director, of a Participant, because of an injury or sickness, to work at a reasonable occupation

that

is

available

with

the

Company,

a

Participating

Subsidiary,

or
another subsidiary of the Company.
(o)

“Election

Form”

shall mean

a

written

form,

including

one

in

electronic

format,
provided by

the Plan

Administrator pursuant

to which

a Participant

may elect

the
time and form of payment of his or her Benefits under the Plan.
(p)

“Eligible

Employee”

shall

mean

an

Employee

who

is

eligible

to

receive

an
Award

and at the time

of the Award

is classified as a

ConocoPhillips salary grade

Exhibit 10.19.1

19 or above or any equivalent salary grade at a Participating Subsidiary.
(q)

“Employee”

shall

mean

any

individual

or

Rehired

Participant

who

satisfies

the
conditions

of

Section

5(j)

who

is

a

salaried

employee

of

the

Company

or

of

a
Participating

Subsidiary.

Employee

shall

also

include

Participants

who

are
employed

by

a

member

of

the

Affiliated

Group

and

former

employees

of

a
member

of

the

Affiliated

Group

who

Retire

or

are

Laid

Off

and

are

eligible

to
receive

a

lump

sum

distribution

from

non-qualified

retirement

plans.

Employee
shall

also

include

any

individual

or

Rehired

Participant

who

was

hired

as

a
salaried

employee

of

ConocoPhillips

Services

Inc.

on

or

after

January

1,

2003,
and

is

classified

as

a

ConocoPhillips

salary

grade 19

or

above or

any

equivalent
salary grade at a Participating Subsidiary.

Notwithstanding the foregoing, prior to
October

3,

2003,

Employee

shall

not

include

anyone

who

is

classified

as

a
Heritage

Conoco

Employee.

On

and

after

October

3,

2003,

Employee

shall
include anyone who is classified as a Heritage Conoco Employee.
(r)

“ERISA”

shall mean

the Employee

Retirement Income

Security Act

of 1974,

as
amended from time to time, or
any

successor statute.
(s)

“Exchange

Act”

shall

mean

the

Securities

Exchange

Act

of

1934,

as

amended
and in effect from time to time, or any successor statute.
(t)

“Heritage

Conoco

Employee”

shall

mean

an

individual

employed

by

Conoco
Inc., Conoco Pipe

Line Company,

or Louisiana Gas Systems

Inc. prior to January
1,

2003;

provided,

however,

that

an

individual

who

has

been

terminated

from
employment with

a member

of the

Affiliated Group

at any

time and

rehired by

a
member

of

the

Affiliated

Group

after January

1,

2003,

shall

not

be

considered a
Heritage Conoco Employee for purposes of this Plan.
(u)

“Incentive

Compensation

Plan”

shall

mean

the

ConocoPhillips

Variable

Cash
Incentive

Program,

the

Incentive

Compensation

Plan

of

Phillips

Petroleum
Company,

or

the

Annual

Incentive

Compensation

Plan

of

Phillips

Petroleum
Company,

the

Special

Incentive

Plan

for

Former

Tosco

Executives,

the

Conoco
Inc.

Global

Variable

Compensation

Plan,

or

a

similar

plan

of

a

Participating
Subsidiary, or any similar or successor plans, or all, as the context may require.
(v)

“Layoff”

or
“Laid Off”

shall mean

an applicable

termination of

employment by
reason

of

layoff

under

the

Phillips

Layoff

Plan

or

the

Phillips
Work

Force

Exhibit 10.19.1

Stabilization

Plan,

an

applicable

Qualifying

Event

(without

there

being

a
Disqualifying

Event)

under

the

Conoco

Severance

Pay

Plan,

or

layoff

or
redundancy under

any

other

layoff

or

redundancy

plan

which

the

Company,

any
Participating Subsidiary,

or any

other member

of the

Affiliated Group

may adopt
from

time

to

time.

If

all

or

any

portion

of

the

benefits

under

the

layoff

or
redundancy

plan

are

contingent

on

the

employee’s

signing

a

general

release

of
liability,

such termination shall

not be considered

as a Layoff

for purposes of

this
Plan

unless

the

employee

executes

and

does

not

revoke

a

general

release

of
liability, acceptable to the Company,

under the terms of such layoff or redundancy
plan.
(w)

“Long-Term

Incentive

Compensation

Plan”

shall

mean

the

Long-Term
Incentive

Compensation

Plan

of

Phillips

Petroleum

Company,

which

was
terminated December 31, 1985.
(x)

“Long-Term

Incentive Plan”

shall mean the

ConocoPhillips Performance

Share
Program,

the

ConocoPhillips

Restricted

Stock

Program,

the

Phillips

Petroleum
Company

Long-Term

Incentive

Plan,

or

a

similar

or

successor

plan

of

any

of
them, established under an Omnibus Securities Plan.
(y)

“Newhire Employee”

shall mean any

Employee who

is hired or

rehired during a
calendar year.
(z)

“Omnibus

Securities

Plan”

shall

mean

the

Omnibus

Securities

Plan

of

Phillips
Petroleum

Company,

the

2002

Omnibus

Securities

Plan

of

Phillips

Petroleum
Company,

the 1998 Stock

and Performance Incentive

Plan of ConocoPhillips,

the
1998 Key

Employee Stock

Plan of

ConocoPhillips, or

a similar

or successor

plan
of any of them.
(aa)

“Participant”

shall mean

a person

for whom

a Deferred

Compensation Account
is maintained.
(bb)

“Participating

Subsidiary”

shall

mean

a

subsidiary

of

the

Company,

of

which
the

Company

beneficially

owns,

directly

or

indirectly,

more

than

50%

of

the
aggregate voting

power of

all outstanding

classes and

series of

stock, where

such
subsidiary

has

adopted

one

or

more

plans

making

participants

eligible

for
participation

in

this

Plan

and

one

or

more

Employees

of

which

are

Potential
Participants.

Exhibit 10.19.1

(cc)

“Plan”
shall

mean

the

Key
Employee

Deferred

Compensation

Plan

of
ConocoPhillips.

The Plan is sponsored and maintained by the Company.
(dd)

“Plan

Administrator”

shall

mean

the

Vice

President,

Human

Resources

of

the
Company, or his or her successor.
(ee)

“Plan Year

”
shall mean January 1 through December 31.
(ff)

“Potential Participant”

shall mean

a person

who has

received a

notice specified
in Section 2 or in Section 5 (h).
(gg)

“Rehired

Participant”

shall

mean

a

Participant

who,

subsequent

to

Retirement
or

Layoff,

is

rehired

by

the

Company,

or

any

subsidiary

of

the

Company,

and
whose employment status is classified as regular full-time or its equivalent.
(hh)

“Restricted Stock”

and
“Restricted Stock Units”

shall mean respectively shares
of

Stock

and

units

each

of

which

shall

represent

a

hypothetical

share

of

Stock,
which have certain restrictions attached to the ownership thereof or the delivery of shares pursuant thereto.
(ii)

“Retiree

Obligations”

shall

mean

obligations

to

former

employees

who

have
retired on or

after the earliest

retirement date available

under the Retirement

Plan
of

Conoco

and

who

are

Participants

in

this

Plan

arising

from

deferrals

made

as
participants in

the Conoco

Inc. Salary

Deferral &

Savings Restoration

Plan prior
to its merger into this Plan.
(jj)

“Retirement”

or
“Retire”

or
“Retiring”

shall mean

termination of

employment
with the Company

or any subsidiary

of the Company

on or after

the earliest early
retirement

date

at

age

55

or

above

as

defined

in

the

ConocoPhillips

Retirement
Plan

(or,

with

respect

to

a

Heritage

Conoco

Employee,

the

Retirement

Plan

of
Conoco) or of the applicable retirement plan

of a member of the Affiliated

Group.

(kk)

“Retirement

Income

Plan”

shall mean

the ConocoPhillips

Retirement Plan

(or,
with respect to a Heritage Conoco Employee, the Retirement Plan of Conoco) or a
similar

retirement

plan

of

the

Participating

Subsidiary

pursuant

to

the

terms

of
which the Participant retires.
(ll)

“Salary

Deferral

Obligations”

shall

mean

obligations

to

Employees

who

are
Participants

in

this

Plan arising

from

salary deferrals

made

as

participants

in

the
Conoco

Inc. Salary

Deferral

&

Savings

Restoration

Plan

prior

to

its

merger

into

Exhibit 10.19.1

this Plan.
(mm)

“Settlement

Date”

shall

mean

the

date

on

which

all

acts

under

an

Incentive
Compensation

Plan

or

the

Long-Term

Incentive

Compensation

Plan

or

actions
directed

by

the

Committee,

as

the

case

may

be,

have

been

taken

which

are
necessary to make an Award

payable to the Participant.
(nn)

“Salary”

shall mean

the monthly

equivalent rate

of pay

for

an Employee

before
adjustments for any before-tax voluntary reductions.
(oo)

“Stock”

means shares of common stock of ConocoPhillips, par value $.01.
(pp)

“Strategic Incentive Plan”

shall mean the Strategic

Incentive Plan portion of the
1986

Stock

Plan

of

Phillips

Petroleum

Company,

of

the

1990

Stock

Plan

of
Phillips

Petroleum

Company,

of

the

Phillips

Petroleum

Company

Omnibus
Securities Plan, and of any successor plans of similar nature.
(qq)

“Subsidiary”
shall mean any corporation

or other entity that

is treated as a

single
employer

with

ConocoPhillips

under

section

414(b), (c),

or

(m)

of

the

Code.

In
applying section

1563(a)(1), (2),

and (3)

of the

Code for

purposes of

determining
a

controlled

group

of

corporations

under

section

414(b)

of

the

Code

and

for
purposes of

determining trades

or businesses

(whether or

not incorporated)

under
common

control

under

regulation

section

1.414(c)-2

for

purposes

of

section
414(c) of the Code, the language

“at least 80%” shall

be used without substitution
as allowed under regulations pursuant to section 409A of the Code.
(rr)

“Trustee”

shall mean the trustee of

the grantor trust

established for this Plan by

a
trust agreement between the Company and the trustee, or any successor trustee.

Section 2.

Notification of Potential Participants.

(a)

Incentive

Compensation

Plan.

Each

Plan

Year,

during

October,

Eligible
Employees

who

are

expected

to

be

eligible

to

receive

an

Award

in

the
immediately following

calendar year

under

an

Incentive Compensation

Plan will
be

notified

and

given

the

opportunity,

in

a

manner

prescribed

by

the

Plan
Administrator,

to

indicate

a

preference

concerning

deferral

of

all

or

part

(in

one
percent increments) of

such Award.

Exhibit 10.19.1

(b)

Restricted Stock and Restricted Stock Units Lapsing.
(i)

Each Plan Year

during October, Employees

who are or will

be 55 years of
age or older prior to the end

of the following calendar year will

be notified
and

given

the

opportunity,

in

a

manner

prescribed

by

the

Plan
Administrator,

to

indicate

a

preference

to

delay

the

lapsing

of

the
restrictions

on

part

(in

one

percent

increments)

or

all

of

the

shares

of
Restricted

Stock

and/or

Restricted

Stock

Units

previously

awarded

or
which may be awarded

to the Employee under

an Incentive Compensation
Plan,

the

Long

Term

Incentive

Compensation

Plan,

a

Long-Term
Incentive Plan, the Strategic Incentive Plan, or an Omnibus Securities Plan
in

the

event

the

Compensation

Committee

takes

action

in

the

following
calendar

year

to

lapse

restrictions

on

Restricted

Stock

and/or

Restricted
Stock Units and/or settle Restricted Stock Units.
(ii)

Each

Plan

Year

during

October,

Employees

who

have

been

granted

a
special

Restricted

Stock

Award

and/or

Restricted

Stock

Unit

Award

will
be notified

and given

the opportunity,

in a

manner prescribed

by the

Plan
Administrator

to

indicate

a

preference

to

delay

the

lapsing

of

the
restrictions

on

part

(in

one

percent

increments)

or

all

of

the

shares

of
Restricted Stock

and/or Restricted

Stock Units

when the

restrictions lapse
on

the

Special

Restricted

Stock

and/or

Restricted

Stock

Units

or

the
Restricted

Stock

Units

are

settled

based

on

the

terms

of

the

Special
Restricted

Stock

and/or

Restricted

Stock

Unit

Awards

in

the

following
year.
(iii)

Such indication of

preference as outlined in

(i) above may

be made within
60 days

of the

amendment of

this Plan

providing for

the notice;

provided,
however,

that

such

indication

of

preference

must

be

made

no

later

than
June

6,

2003,

for

such

Awards

that

would

otherwise

be

lapsed

or

settled
later in 2003.
(c)

Restricted Stock and Restricted Stock Unit Awards

Deferral.
(i)

Each Plan Year

during October, Employees

who are or will

be 55 years of
age or older prior to the end of the calendar

year will be notified and given
the

opportunity,

in

a

manner

prescribed

by

the

Plan

Administrator,

to

Exhibit 10.19.1

indicate a

preference concerning

the deferral

of the

receipt of

the value

of
all or part (in one

percent increments) of the Stock

which would otherwise
be delivered

to the

Employees in

the event,

during the

following calendar
year,

the

Compensation

Committee

takes

action

to

lapse

restrictions

on
Restricted

Stock

and/or

Restricted

Stock

Units

and/or

settle

Restricted
Stock

Units

previously

awarded

or

which

may

be

awarded

to

the
Employees

under

an

Incentive

Compensation

Plan,

the

Long

Term
Incentive

Compensation

Plan,

a

Long

Term

Incentive

Plan,

the

Strategic
Incentive Plan, or an Omnibus Securities Plan.
(ii)

Employees

who

have

been

granted

a

special

Restricted

Stock

Award
and/or Restricted

Stock

Units Award

may,

in the

year preceding

the year
in

which

the

restrictions

are

scheduled

to

lapse

or

the

Restricted

Stock
Units are to

be settled, indicate

a preference concerning

the deferral of

the
value of

all or

part

(in one

percent increments)

of

the stock

which would
otherwise

be

delivered

to

the

Employees

in

the

next

calendar

year

when
the

restrictions

lapse

on

the

special

Restricted

Stock

and

/or

Restricted
Stock Units or

the Restricted Stock Units

are settled based on

the terms of
the

special

Restricted

Stock

Awards

and/or

Restricted

Stock

Units
Awards.
(iii)

Employees who

are Laid

Off during

or after

the Plan

Year

they reach

age
50 may no

later than 30

days after being

notified of Layoff,

in the manner
prescribed by the Plan

Administrator, indicate

a preference concerning the
deferral

of

the

receipt

of

the

value

of

all

or

part

(in

one

percent
increments)

of

the

Stock

which

would

be

otherwise

be

delivered

to

the
Employees

in

the

event

Restricted

Stock

Units,

which

have

been

granted
in exchange

for Restricted

Stock pursuant

to the

Exchange offer

initiated
by the Company on December 17, 2001, are settled.
(iv)

Such indication of

preference as outlined in

(i) above may

be made within
60 days

of the

amendment of

this Plan

providing for

the notice;

provided,
however,

that

such

indication

of

preference

must

be

made

no

later

than
June

6,

2003,

for

such

Awards

that

would

otherwise

be

lapsed

or

settled
later in 2003.

Exhibit 10.19.1

(d)

Lump

Sum

Distribution

from

Non-Qualified

Retirement

Plans.

With

respect

to
the lump sum distribution permitted from the Company’s

non-qualified retirement
plans

and/or

plans

which

provide

for

a

retirement

supplement,

Employees

may
indicate,

in

a

manner

prescribed

by

the

Plan

Administrator,

a

preference
concerning

deferral

of

all

or

part

(in

one

percent

increments)

of

such

lump

sum
distribution.
(e)

Lump

Sum

from

Defined

Contribution

Makeup

Plan.

Employees

who

will
receive

a

lump

sum

cash

payment

from

their

account

under

the

Defined
Contribution

Makeup

Plan,

may

indicate,

in

a

manner

prescribed

by

the

Plan
Administrator,

a

preference

concerning

deferral

of

all

or

part

(in

one

percent
increments) of such payment.
(f)

Salary

Reduction.

Annually,

Employees

and

Newhire

Employees

on

the

U.S.
dollar

payroll

may

elect,

in

a

manner

prescribed

by

the

Plan

Administrator,

a
voluntary reduction

of Salary

for each

pay period

of the

following calendar

year,
or

for

Newhire

Employees

the

remainder

of

the

calendar

year

in

which

they

are
hired,

in

which

case

the

Company

will

credit

a

like

amount

as

an

Award
hereunder, provided

that the

amount of

such voluntary

reduction shall

not be

less
than 1% nor more than 50% of the Employee’s

Salary per pay period (and may be
further limited by the Plan

Administrator such that the

resulting salary that is

paid
is

sufficient

to

satisfy

all

benefit

plan

deductions,

tax

deductions,

elective
deductions, and other deductions required to be withheld by the Company).
(g)

Performance Based Incentive Award

.

Each year, during October,

Employees who
are eligible

to receive

a

Performance Based

Incentive Award

in the

immediately
following

calendar

year

will

be

notified

and

given

the

opportunity,

in

a

manner
prescribed by the

Plan Administrator,

to indicate

a preference for

the award

to be
paid as cash,

deferred to

their KEDCP account,

or issued

as Restricted Stock

or a
combination of cash, deferred compensation and Restricted Stock.

Section 3.

Indication of Preference or Election to Defer Award.

(a)

Incentive Compensation Plan.

If a Potential Participant prefers to defer under this
Plan

all

or

any

part

of

the

Award

to

which

a

notice

received

under

Section

2(a)

Exhibit 10.19.1

pertains,

the

Potential

Participant

must

indicate

such

preference,

in

a

manner
prescribed by

the

Plan

Administrator,

(i)

if

the

Potential

Participant

is

subject to
section

16

of

the

Exchange

Act,

to

the

Committee,

or

(ii)

if

the

Potential
Participant

is

not

subject

to

section

16

of

the

Exchange

Act,

to

the

CEO.

The
Potential Participant’s

preference must be received on

or before October 31

of the
year

in

which

said

Section

2(a)

notice

was

received.

Such

indication

must

state
the

portion

of

the

Award

the

Potential

Participant

desires

to

be

deferred.

If

an
indication is

not received by

October 31, the

Potential Participant

will be deemed
to have elected

to receive

and not to

defer any such

Incentive Compensation Plan
award.
Such

indication

of

preference,

if

accepted,

becomes

irrevocable

on
November 1

of the

year in

which the

indication is

submitted to

the Committee

or
CEO, except that, in the event of any of the following:
(i)

the

Employee

is

demoted

to

a

job

classification/grade

that

is

no

longer
eligible to receive an Award

from an Incentive Compensation Plan,
(ii)

the

Employee’s

employment

status

is

classified

to

a

status

other

than
regular full-time or its equivalent, or
(iii)

the Employee

is receiving

Unavoidable Absence

Benefits (UAB)

pay such
that

the

pay

received

is

less

than

his/her

pay

had

been

prior

to

being

on
UAB,
the

Employee

can

request,

subject

to

approval

by

the

Plan

Administrator,

that
his/her indication

of preference

to defer,

whether approved

or not,

be revoked

for
that Incentive Compensation Plan Award.
The

Committee

or

CEO,

as

applicable,

shall

consider

such

indication

of
preference as submitted

and shall decide

whether to accept

or reject the

preference
expressed.
(b)

Restricted

Stock

and

Restricted

Stock

Unit

Awards

Lapsing.

If

a

Potential
Participant

prefers

to

delay

the

lapsing

of

the

restrictions

on

part

or

all

of

the
shares

of

Restricted

Stock

and/or

Restricted

Stock

Units

to

which

a

notice
received under

Section 2(b)

pertains, the

Potential Participant

must indicate

such
preference

in

a

manner

prescribed

by

the

Plan

Administrator,

(i)

if

the

Potential
Participant is subject

to section

16 of

the Exchange

Act, to

the Committee,

or (ii)

Exhibit 10.19.1

if the Potential

Participant is not

subject to section

16 of the

Exchange Act, to

the
CEO.

The

Potential

Participant’s

preference

must

state

the

percentage

of

the
shares and/or

units on

which the

lapsing is

to be

delayed.

If an

indication

is not
received by

October 31,

the Potential

Participant will

be deemed

to have

elected
to

have

the

restrictions

lapsed

if

the

Compensation

Committee

takes

action

to
lapse

restrictions

or

as

specified

under

the

terms

of

the

Special

Restricted

Stock
and/or Restricted Stock

Unit Awards.

If the Potential

Participant prefers to

delay
the

lapsing

of

the

restrictions

on

part

or

all

of

the

shares

of

Restricted

Stock

or
Restricted Stock

Units awarded

under an

Incentive Compensation

Plan, the

Long
Term

Incentive

Compensation

Plan,

a

Long

Term

Incentive

Plan,

or

Strategic
Incentive

Plan,

those

shares

and/or

units

will

be

subject

to

another

indication

of
preference in

the following

year.

If the

Potential Participant

prefers to

delay the
lapsing

of

the

restrictions

on

part

or

all

of

the

shares

of

Restricted

Stock

or
Restricted Stock

Units from

Special Stock

Awards,

those shares

and/or units

will
remain restricted

and the

Employee will

receive a

notice to

indicate a

preference
for such

shares when

the Employee

is or

will be

55 years

of age

or older

prior to
the end of the calendar year as specified in Section 2(b)(i).

(c)

Restricted

Stock

or

Restricted

Stock

Unit

Deferral.

If

a

Potential

Participant
prefers to defer under

this Plan the

value of all or

any part of the

Restricted Stock
or Restricted

Stock Units

to which

a notice

received under

Section 2(c)

pertains,
the Potential Participant

must indicate such

preference, in a

manner prescribed by
the

Plan

Administrator,

(i)

if

the

Potential

Participant

is

subject

to

section

16

of
the

Exchange

Act,

to

the

Committee,

or

(ii)

if

the

Potential

Participant

is

not
subject

to

section

16

of

the

Exchange

Act,

to

the

CEO.

The

Potential
Participant’s

preference must

be received

on or

before October

31 of

the

year in
which

said

Section

2(c)

notice

was

received.

Such

indication

must

state

the
portion of the value of the Restricted Stock

or Restricted Stock Units the Potential
Participant desires

to be

deferred.

If an

indication is

not received

by October

31,
the Potential

Participant

will

be deemed

to have

elected to

receive

any

shares or
units for which the restrictions

are lapsed.

Such indication of preference becomes
irrevocable on November

1 of the

year in which

the indication is

submitted to the
Committee

or

CEO.

The

Committee

or

CEO,

as

applicable, shall

consider

such

Exhibit 10.19.1

indication of

preference as

submitted and

shall decide

whether to

accept or

reject
the

preference

expressed.

A

deferral

of

the

value

of

the

Restricted

Stock

or
Restricted Stock Units will

be paid under the terms

of Section 5(b)(i) hereof in

10
annual

installments

commencing

about

one

year

after

Retirement

at

age

55

or
above,

but

subject

to

revision

under

the

terms

of

this

Plan.

Such

approved
indication of

preference shall

also apply

to any

Restricted Stock

Units granted

in
exchange

for

shares

of

Restricted

Stock

pursuant

to

the

Exchange

offer

initiated
by the Company on December 17, 2001.
(d)

Lump

Sum

Distribution

from

Non-Qualified

Retirement

Plans.

If

a

Potential
Participant prefers to defer under

this Plan all or

part of the lump

sum distribution
to

which

Section

2(d)

pertains,

the

Potential

Participant

must

indicate

such
preference, in

a manner

prescribed by

the

Plan Administrator,

(i) if

the Potential
Participant is subject to section 16 of the Exchange Act, to the Committee or (ii) if the

Potential

Participant

is

not

subject

to

section

16

of

the

Exchange

Act,

to

the
CEO.

The

Potential

Participant’s

preference

must

be

received

in

the

period
beginning

90

days

prior

to

and

ending

no

less

than

30

days

prior

to

the

date

of
commencement

of

retirement

benefits

under

such

plans.

Such

indication

must
state the

portion

of the

lump

sum distribution

the Potential

Participant desires

to
be deferred.

The Committee or CEO, as applicable, shall consider such indication of

preference

as

submitted

and

shall

decide

whether

to

accept

or

reject

the
preference

expressed

as

soon

as

practicable.

Such

indication

of

preference,

if
accepted, becomes irrevocable on the date of such acceptance.
(e)

Lump

Sum

from

Defined

Contribution

Makeup

Plan.

If

a

Potential

Participant
prefers to defer under this

Plan all or part of

the lump sum cash payment

to which
Section 2(e) pertains,

the Potential

Participant must

indicate such preference,

in a
manner

prescribed

by

the

Plan

Administrator,

(i)

if

the

Potential

Participant

is
subject to section 16 of

the Exchange Act, to the Committee

or (ii) if the Potential
Participant

is

not

subject

to

section

16

of

the

Exchange

Act,

to

the

CEO.

The
Potential

Participant’s

preference

must

be

received

in

the

period

beginning

365
days prior to

and ending

no less than

90 days

prior to

the Participant’s

retirement
date at

age 55

or above

except that

if

a Potential

Participant is

notified of

layoff
during

or

after

the

year

in

which

the

Potential

Participant

reaches

age

50,

the

Exhibit 10.19.1

Potential

Participant’s

preference

must

be

received

no

later

than

30

days

after
being notified

of layoff.

Such indication

must state

the portion

of the

lump

sum
payment the Potential Participant

desires to be deferred.

The Committee or CEO,
as applicable,

shall consider

such indication

of preference

as submitted

and shall
decide whether to accept or

reject the preference expressed as

soon as practicable.

Such

indication

of

preference,

if

accepted,

becomes

irrevocable

on

the

date

of
such

acceptance.

A

deferral

of

the

lump

sum

from

the

Defined

Contribution
Makeup Plan

will

be paid

under the

terms of

Section 5(b)(i)

hereof in

10 annual
installments commencing about

one year after

Retirement at

age 55 or

above, but
subject to revision under the terms of the Plan.
(f)

Salary

Reduction.

If

a

Potential

Participant

elects

to

voluntarily

reduce

Salary
and

receive

an

Award

hereunder

in

lieu

thereof,

the

Potential

Participant

must
make an election, in the manner prescribed by the Plan Administrator,

which must
be received on or

before October 31 prior

to the beginning of

the calendar year of
the elected deferral

or for Newhire

Employees as

soon as practicable

within a 30-
day

period

after

their

first

day

of

employment

or

reemployment.

Such

election
must be

in writing

signed by

the Potential

Participant, and

must state

the amount
of

the

salary

reduction

the

Potential

Participant

elects.

Such

election

becomes
irrevocable

on

October

31

prior

to

the

beginning

of

the

calendar

year

or

for
Newhire Employees after

the 30-day period

after their first

day of employment

or
reemployment, except that in the event of any of the following:
(i)

the Employee is demoted to a job classification/grade that is no longer eligible to receive an Award

from an Incentive Compensation Plan,
(ii)

the Employee’s employment status is classified to a status other than regular full-time or its equivalent, or
(iii)

the Employee is receiving Unavoidable Absence Benefits (UAB) pay such that the pay received is less than his/her pay had been prior to being on
UAB,
the Employee can request, subject to approval by

the Plan Benefits Administrator,
that

his/her

election

to

voluntarily

reduce

his/her

salary

be

revoked

for

the
remainder of the calendar year.

Exhibit 10.19.1

An

Award

in

lieu

of

voluntarily

reduced

salary

will

be

paid

under

the
terms of

Section

5(b)(i)

hereof in

10

annual installments

commencing about

one
year after Retirement at age 55 or above, but subject to revision under the terms of the Plan.
(g)

Performance Based Incentive

Award.

The Potential Participant

who is eligible

to
receive

a

Performance

Based

Incentive

Award

in

the

immediately

following
calendar

year,

must

indicate

a

preference,

in

a

manner

prescribed

by

the

Plan
Administrator,

(i)

if

the

Potential

Participant

is

subject

to

section

16

of

the
Exchange Act,

to the

Committee, or

(ii) if

the Potential

Participant is

not subject
to

section

16

of

the

Exchange

Act,

to

the

CEO.

The

Potential

Participant’s
preference

must

be

received

on

or

before

October

31

of

the

year

in

which

said
Section

2(g)

notice

was

received.

Such

indication

must

state

the

portion

of

the
award the Potential Participant desires to be in cash, the portion to be deferred and the portion

to be

in Restricted

Stock.

If an

indication is

not received

by October
31 the Potential Participant will be deemed to have elected to receive the award as
cash.

Such

indication

of

preference

becomes

irrevocable

on

November

1

of

the
year

in

which

the

indication

is

submitted

to

the

Committee

or

CEO.

The
Committee or

CEO, as

applicable, shall

consider such

indication of

preference as
submitted and shall decide whether to accept or reject the preference expressed.

Section 4.

Deferred Compensation Accounts.

(a)

Credit

for

Deferral.

Amounts

deferred

pursuant

to

Section

3(a)

and

Section
5(h)(1)

will

be

credited

to

the

Participant’s

Deferred

Compensation

Account

as
soon

as

practicable,

but

not

less

than

30

days

after

the

Settlement

Date

of

the
Incentive

Compensation

Plan.

Amounts

deferred

pursuant

to

Section

3(c)

and
Section 5(h)(2) will be credited,

as applicable, as soon as

practicable, but not later
than 30 days after the date as of

which the restrictions lapse at the market value

of
the underlying

Restricted Stock

or the

shares represented

by the

Restricted Stock
Units

awarded under

an

Incentive

Compensation

Plan,

the

Long

Term

Incentive
Compensation

Plan,

a

Long

Term

Incentive

Plan

or

a

Strategic

Incentive

Plan
Performance Period

which began

prior to

January 1,

2003.

For this

purpose, the

Exhibit 10.19.1

market value

of the

underlying

Restricted Stock

or the

shares represented

by the
Restricted

Stock

Units,

as

applicable,

shall

be

based

on

the

higher

of

(i)

the
average of the high

and low selling

prices of the Stock

on the date the

restrictions
lapse or the last trading day before

the day the restrictions lapse if

such date is not
a trading

day or

(ii) the

average of

the high

three monthly

Fair Market

Values

of
the

Stock

during

the

twelve

calendar

months

preceding

the

month

in

which

the
restrictions lapse.

The monthly

Fair Market

Value

of the

Stock is

the average

of
the daily Fair Market Value

of the Stock for each trading day of the month.
The

market

value

of

the

underlying

Restricted

Stock

or

the

shares
represented by

the Restricted

Stock Units

awarded under

a Long

Term

Incentive
Plan,

under

an

Incentive

Compensation

Plan

that

began

on

or

after

January

1,
2003, under

an Omnibus

Securities Plan

(with regard

to awards

made on

or after
January 1,

2003), and

for the

Special Stock

Awards

issued on

October 22,

2002,
shall be

the monthly

average Fair

Market Value

of the

Stock during

the calendar
month

preceding

the

month

in

which

the

restrictions

lapse

or

shares

are

to

be
delivered as

applicable.

The monthly

average Fair

Market Value

of the

Stock is
the average of the daily Fair Market Value

of the Stock for each trading day of the
month.
The

daily

Fair

Market

Value

of

the

Stock

shall

be

deemed

equal

to

the
average

of

the

high

and

low

selling

prices

of

the

Stock

on

the

New

York

Stock
Exchange.
Amounts

deferred

pursuant

to

Section

3(e)

and

3(f)

and

Section

5(h)(3)
will

be

credited

to

the

Participant’s

Deferred

Compensation

Account

as

soon

as
practicable,

but

not

later

than

30

days

after

the

cash

payment

would

have

been
made had it

not been

deferred.

Amounts deferred

pursuant to other

provisions of
this

Plan

shall be

credited

as

soon

as

practicable

but

not

later

than

30

days

after
the date the Award would

otherwise be payable.
(b)

Designation

of

Investments.

The

amount

in

each

Participant’s

Deferred
Compensation

Account

shall

be

deemed

to

have

been

invested

and

reinvested
from time

to time,

in such

“eligible securities”

as the

Participant shall

designate.

Prior

to

or

in

the

absence

of

a

Participant’s

designation,

the

Company

shall
designate an “eligible security” in

which the Participant’s

Deferred Compensation

Exhibit 10.19.1

Account shall

be deemed

to have

been invested

until designation

instructions are
received from the Participant. Eligible securities are those securities designated by the

Chief

Financial

Officer

of

the

Company,

or

his

successor.

The

Chief
Financial Officer

of the

Company may

include as

eligible securities,

stocks listed
on

a

national

securities

exchange,

and

bonds,

notes,

debentures,

corporate

or
governmental,

either

listed

on

a

national

securities

exchange

or

for

which

price
quotations

are

published

in

The

Wall

Street

Journal

and

shares

issued

by
investment

companies

commonly

known

as

“mutual

funds”.

The

Participant’s
Deferred

Compensation

Account

will

be

adjusted

to

reflect

the

deemed

gains,
losses,

and

earnings

as

though

the

amount

deferred

was

actually

invested

and
reinvested

in

the

eligible

securities

for

the

Participant’s

Deferred

Compensation
Account.

Notwithstanding

anything

to

the

contrary

in

this

Section

4(b),

in

the
event the

Company

(or

any

trust maintained

for this

purpose) actually

purchases
or sells such

securities in the

quantities and at

the times the

securities are deemed
to

be

purchased

or

sold

for

a

Participant’s

Deferred

Compensation

Account,

the
Account shall be adjusted accordingly to reflect the price actually paid or received by

the

Company

for

such

securities

after

adjustment

for

all

transaction

expenses
incurred (including without limitation brokerage fees and stock transfer taxes).

In

the

case

of

any

deemed

purchase

not

actually

made

by

the
Company,

the

Deferred

Compensation

Account

shall

be

charged

with

a

dollar
amount

equal

to

the

quantity

and

kind

of

securities

deemed

to

have

been
purchased

multiplied

by

the

fair

market

value

of

such

security

on

the

date

of
reference and shall

be credited with

the quantity and

kind of securities

so deemed
to have been

purchased.

In the case

of any deemed

sale not actually

made by the
Company,

the

account

shall

be

charged

with

the

quantity

and

kind

of

securities
deemed to have

been sold, and

shall be credited

with a dollar

amount equal to

the
quantity

and

kind

of

securities

deemed

to

have

been

sold

multiplied

by

the

fair
market value of

such security

on the date

of reference.

As used in

this paragraph
“fair market

value” means

in the

case of

a listed

security the

closing price

on the
date of reference,

or if there

were no sales

on such

date, then the

closing price on
the

nearest

preceding

day

on

which

there

were

such

sales,

and

in

the

case

of

an

Exhibit 10.19.1

unlisted

security

the

mean

between

the

bid

and

asked

prices

on

the

date

of
reference, or

if no

such prices

are available

for such

date, then

the mean

between
the

bid

and

asked

prices

to

the

nearest

preceding

day

for

which

such

prices

are
available.

The

Chief

Financial

Officer

of

the

Company

may

also

designate

a
third

party

to

provide

services

that

may

include

record

keeping,

Participant
accounting,

Participant

communication,

payment

of

installments

to

the
Participant,

tax

reporting,

and

any

other

services

specified

by

the

Company

in
agreement with such third party.
(c)

Payments.

A Participant’s

Deferred Compensation Account

shall be debited

with
respect

to

payments

made

from

the

account

pursuant

to

this

Plan

as

of

the

date
such payments are made from the account.

The payment shall be made as soon as
practicable, but no later than 30 days, after the installment payment date.

If

any

person

to

whom

a

payment

is

due

hereunder

is

under

legal
disability as

determined in

the sole

discretion of

the Plan

Administrator,

the Plan
Administrator

shall

have

the

power

to

cause

the

payment

due

such

person

to

be
made

to

such

person’s

guardian

or

other

legal

representative

for

the

person’s
benefit,

and

such

payment

shall

constitute

a

full

release

and

discharge

of

the
Company, the Plan Administrator,

and any fiduciary of the Plan.
(d)

Statements.

At

least

one

time

per

year

the

Plan

Administrator

(or

a

third

party
acting for the Plan Administrator) will furnish each Participant a written statement setting

forth

the

current

balance

in

the

Participant’s

Deferred

Compensation
Account, the amounts

credited or

debited to

such account

since the

last statement
and

the

payment

schedule

of

deferred

Awards,

and

deemed

gains,

losses,

and
earnings accrued

thereon as

provided by

the deferred

payment option

selected by
the Participant.

This provision shall be deemed satisfied if

the Plan Administrator
(or

a

third

party

acting

for

the

Plan

Administrator)

makes

such

information
available

through

electronic

means,

such

as

a

web

site,

and

informs

affected
Participants of the availability of the information and the manner of accessing it.

Exhibit 10.19.1

Section 5.

Payments from Deferred Compensation Accounts.

(a)

Election

of

Method

of

Payment for

an

Incentive Compensation

Plan

Award.

At
the time

a Potential

Participant submits

an indication

of preference

to defer

all or
any

part

of

an

Award

under

an

Incentive

Compensation

Plan

as

provided

in
Section

3(a)

above,

the

Potential

Participant

shall

also

elect

in

a

manner
prescribed by the

Plan Administrator,

which of the

payment options, provided

for
in Paragraph (b)

of this Section,

shall apply to

the deferred portion

of said Award
adjusted

for

any

deemed

gains,

losses,

and

earnings

accrued

thereon

credited

to
the

Participant’s

Deferred

Compensation

Account

under

this

Plan.

Subject

to
Paragraphs

(e),

(g),

and

(h)

of

this

Section,

if

the

Committee

or

CEO,

as
appropriate,

accepts

the

Potential

Participant’s

indication

of

preference,

the
election

of

the

method

of

payment

of

the

amount

deferred

shall

become
irrevocable.
(b)

Payment Options.

A Potential Participant may elect, using an Election

Form or in
such

other

manner

prescribed

by

the

Plan

Administrator,

to

have

the

deferred
portion of an Incentive Compensation

Plan Award

adjusted for any deemed gains,
losses, and earnings accrued thereon paid:
(i)

(Post-Retirement)

in

1

to

15

annual

installments,

in

2

to

30

semi-annual
installments,

or in

4 to

60

quarterly installments,

the payment

of

the

first
of

any

of

such

installments

to

commence

on

the

first

day

of

the

first
calendar

quarter

which

is

on

or

after

the

first

anniversary

of

(x)

the
Potential Participant’s

first day of Retirement at

age 55 or above (or at

age
50

or

above

for

a

Heritage

Conoco

Employee

who

was

employed

by
Conoco Inc.

or its

affiliates

on August

30, 2002

if such

Heritage Conoco
Employee

is

eligible

for

early

retirement

under

the

Retirement

Plan

of
Conoco) or

(y) the

Potential

Participant’s

first day

of Layoff

at age

50 or
above, or
(ii)

(Date

Certain)

with

regard

only

to

the

deferred

portion

of

an

Incentive
Compensation

Award,

in

1

to

15

annual

installments,

in

2

to

30

semi-
annual

installments,

or

in

4

to

60

quarterly

installments,

the

payment

of
the

first

of

any

of

such

installments

to

commence

on

the

first

day

of

Exhibit 10.19.1

calendar quarter which is designated

by the Participant, is at

least one year
after the

date on

which the

election is

made, and

is not

later than

the 65
th

birthday

of

the

Participant;

provided,

however,

that

in

the

event

of
termination

of

employment

from

the

Affiliated

Group

by

a

Heritage
Conoco

Employee

who

had

made

deferral

of

amounts

from

the

Conoco
Inc.

Global

Variable

Compensation

Plan,

the

balance

of

such

deferred
amounts (adjusted

for earnings,

gains, and

losses) shall

be paid

in a

lump
sum

as

soon

as

practicable

after

termination,

notwithstanding

an
installment election made pursuant to this Paragraph, or
(iii)

(Pre- Retirement )

otherwise,

in

a

lump

sum

paid

as

soon

as

practicable
following

the

Participant’s

termination

from

employment

with

the
Affiliated Group.
(iv)

In the event that no election is properly and timely made with regard to the time and method of payment under Section 5(b)(i) or (ii), payment shall be made

in

10

annual

installments,

the

payment

of

the

first

of

any

of

such
installments

to

commence

on

the

first

day

of

the

first

calendar

quarter
which is

on or

after the

first anniversary

of (x)

the Potential

Participant’s
first

day

of

Retirement

at

age

55

or

above

(or

at

age

50

or

above

for

a
Heritage

Conoco

Employee

who

was

employed

by

Conoco

Inc.

or

its
affiliates

on

August

30,

2002

if

such

Heritage

Conoco

Employee

is
eligible

for

early

retirement

under the

Retirement

Plan

of

Conoco)

or

(y)
the Potential Participant’s first day of Layoff at age 50 or above.
(c)

Election

of

Method

of

Payment

of

the

Value

of

Restricted

Stock

and

Restricted
Stock Units.

As provided

in Section

3(c) above,

a deferral

of the

value of

all or
part of the

Restricted Stock or

Restricted Stock Units

will be considered

payment
option (b)(i) of this Section subject to Paragraphs (e) and (g) of this Section.
(d)

Election of

Method of

Payment of

a Lump

Sum Distribution

from Non-Qualified
Retirement

Plans.

At

the

time

a

Potential

Participant

submits

an

indication

of
preference to defer

all or

part of the

lump sum distribution

as provided in

Section
3(d) above, the Potential

Participant shall also

elect in a manner

prescribed by the
Plan

Administrator

which

payment

option

shall

apply

to

the

deferred

lump

sum
adjusted for

any gains,

losses, and

earnings to

be accrued

thereon credited

to the

Exhibit 10.19.1

Participant’s

Deferred

Compensation

Account

under

this

Plan.

The

payment
options

are annual

installments

of not

less than

1 nor

more than

15, semi-annual
installments

of not

less than

2 nor

more than

30, or

quarterly installments

of not
less

than

4

nor

more

than

60.

The

first

installment

shall

commence

as

soon

as
practicable

after

any

date

specified

by

the

Potential

Participant,

so

long

as

such
date is the first day

of a calendar quarter

and is at least one

year and not later than
five years

from the

date the

payout option

was elected.

Subject to

Paragraph (g)
of

this

Section,

if

the

Committee

or

CEO,

as

appropriate,

accepts

the

Potential
Participant’s

indication

of

preference,

the

election

of

the

method

of

payment

of
the amount deferred shall become irrevocable.
(e)

Payment

Option

Revisions.

If

a

Section

5(b)(i)

payment

option

applies

to

any
part

of

the

balance

of

a

Participant’s

Deferred

Compensation

Account,

the
Participant may revise such payment option as follows:
(i)

Prior to Retirement.

The Participant at any time during a period beginning
365

days

prior

to

and

ending

90

days

prior

to

the

date

the

Participant
Retires

at

age

55

or

above

may,

with

respect

to

the

total

of

all

amounts
subject to

such payment

option at

the time

of the

Participant’s

Retirement
at

age

55

or

above,

in

the

manner

prescribed

by

the

Plan

Administrator,
revise such payment option and

elect one of the payment

options specified
in

(e)(iv)

of

this

Section

to

apply

to

such

total

amount

in

place

of

such
payment option.
(ii)

Upon Layoff.

If a Participant

who is eligible

to Retire or

who is Laid

Off
during or

after the

year in

which the

Participant reaches

age 50

is notified
of Layoff, the Participant may,

no later than 30 days after being notified of
Layoff,

in

the

manner

prescribed

by

the

Plan

Administrator,

revise

such
payment option and elect one of the payment options specified in (e)(iv) of this Section to apply to such total amount in place of such payment option.
(iii)

If Disabled.

The Participant may at any time during a period from the date of

the

beginning

of

the

qualifying

period

for

the

Company’s

Long

Term
Disability Plan

or similar

plan to

no later

than 90

days prior

to the

end of
such period, or within 30 days of the amendment of this Plan providing for such election,

in the

manner

prescribed

by the

Plan

Administrator,

revise

Exhibit 10.19.1

such

payment

option

and

elect

one

of

the

payment

options

specified

in
(e)(iv) of

this

Section

to

apply

to

the

total

of

all amounts

subject

to

such
payment

option;

provided,

however,

that

after

the

payments

have

begun,
such payments

may be

made in

a different

manner if,

the

Participant due
to

an

unanticipated

emergency

caused

by

an

event

beyond

the

control

of
the

Participant

results

in

financial

hardship

to

the

Participant,

so

request
and the CEO gives written consent to the method of payment requested.
(iv)

Payment Options

After Revision.

If a Participant

revises a Section

5(b)(i)
payment option

as specified

in (e)(i),

(e)(ii), or

(e)(iii) of

this Section,

the
Participant

may

select

payments

in

annual

installments

of

not

less

than

1
nor more

than 15,

in semi-annual

installments of

not less

than 2

nor more
than

30,

or

in

quarterly

installments

of

not

less

than

4

nor

more

than

60,
with

the

first

installment

to

commence

as

soon

as

practicable

following
any date specified by the Participant so

long as such date is the

first day of
a calendar quarter, is on

or after the Participant’s

first day of Retirement at
age 55

or above

or the

first day

the Participant

is no

longer an

Employee
following Layoff, is at least

one year and no more than

five years from the
date the payment option was revised.
(f)

Installment

Amount.

The

amount

of

each

installment

shall

be

determined

by
dividing

the

balance

in

the

Participant’s

Deferred

Compensation

Account

as

of
the date

the installment

is to

be paid,

by the

number of

installments remaining

to
be paid (inclusive of the current installment).
(g)

Death

of

Participant.

Upon

the

death

of

a

Participant,

the

Participant’s
Beneficiary

or

Beneficiaries

designated

in

accordance

with

Section

7,

shall
receive

payments

in

accordance

with

the

payment

option

selected

by

the
Participant,

if

death

occurred

after

such

payments

had

commenced;

or

if

death
occurred before payments have commenced,

the Beneficiary may select

payments
in

annual

installments

of

not

less

than

1

nor

more

than

15,

in

semi-annual
installments of not less than 2 nor more than 30, or in quarterly installments of not less

than

4

nor

more

than

60

with

the

first

installment

to

commence

as

soon

as
practicable following any

date specified by the

beneficiary so long

as such date

is
the first

day of

a calendar

quarter and

is at

least

one year

and no

more

than

five

Exhibit 10.19.1

years

from

the

date

the

payment

option

is

selected

and

is

not

later

than

the

date
the

deceased

Participant

would

have

been

age

65;

provided,

however,

such
payments

may

be

made

in

a

different

manner

if

the

Beneficiary

or

Beneficiaries
entitled to receive or receiving

such payments, due to an unanticipated

emergency
caused

by

an

event

beyond

the

control

of

the

beneficiary

or

beneficiaries

that
results

in

financial

hardship

to

the

Beneficiary

or

Beneficiaries,

so

requests

and
the CEO gives written consent to the method of payment requested.
(h)

Disability

of

Participant.

In

the

event

a

Participant

or

Employee

becomes
disabled, the

individual

may,

in the

period

from

the date

of the

beginning

of the
qualifying

period

for

the

Company’s

Long

Term

Disability

Plan

to no

later than
90

days

prior

to

the

end

of

such

period,

or

within

30

days

of

the

amendment

of
this Plan providing for such election, indicate a preference, in a manner prescribed by the Plan Administrator, for any of the following:
(1)

To

defer

part

or

all

of

any

Incentive

Compensation

Plan

Award

the
Employee

is

eligible

to

receive

in

the

immediately

following

calendar
year,
(2)

To

defer

part

or

all

of

the

value

of

the

Stock

which

would

otherwise

be
delivered

to

the

Employee

when

the

restrictions

lapse

on

any

Restricted
Stock or Restricted Stock Units or Restricted Stock Units are settled, or
(3)

To

defer

part

or

all

of

the

value

from

their

account

under

the

Defined
Contribution Makeup

Plan which

would otherwise

be paid

as a

lump sum
to the Participant.
Such

indications

of

preference

shall

be

subject

to

approval

by

the

Committee

if
the

Potential

Participant

is

subject

to

section

16

of

the

Exchange

Act

or

by

the
CEO if

the Potential

Participant is

not subject

to section

16 of

the Exchange

Act.

The

Committee

or

CEO,

as

applicable,

shall

consider

such

indication

or
preference as submitted and shall decide whether to accept or reject the preference expressed.

Such

indications

of

preference,

if

accepted,

become

irrevocable

on

the
date of such acceptance.

A deferral of any amount will be paid under

the terms of
Section

5(b)(i)

hereof

in

ten

(10)

annual

installments,

but

subject

to

revision

as
specified under the terms of this Plan.

Exhibit 10.19.1

(i)

Termination

of

Employment.

In

the

event

a

Participant’s

employment

with

the
Company,

any

Participating

Subsidiary,

or

any

other

subsidiary

of

the

Company
terminates

for

any

reason

other

than

death,

Retirement

at

age

55

or

above,
Disability,

or Layoff

during or

after the

year in

which the

Participant reaches

age
50,

the

entire

balance

of

the

Participant’s

Deferred

Compensation

Account

shall
be paid to the Participant in one lump

sum as soon as practicable after the date

the
Participant

terminates

employment,

except

that

a

Participant

who

becomes
employed

by

a

member

of

the

Affiliated

Group

immediately

after

terminating
employment with

the Company

or Participating

Subsidiary shall

not receive

their
benefit

under

the

Plan

until

the

Participant

terminates

employment

from

the
Affiliated

Group;

provided,

however,

the

Committee,

in

its

sole

discretion,

may
elect

to

make

such

payments

in

the

amounts

and

on

such

schedule

as

it

may
determine.
(j)

Rehire

of

Participant.

In

the

event

a

Participant

is

a

Rehired

Participant,

he/she
will

be

eligible

to

receive

notifications

as

specified

in

Section

2

and

will

be
eligible to

submit an

Indication of

Preference or

Election to

Defer as

specified in
Section

3,

if

the

Participant

agrees

to

the

suspension

of

payments

from

his/her
Deferred

Compensation

Account

during

the

period

of

reemployment

by

the
Company.

Upon

termination

of

reemployment,

such

payments

shall

resume

on
the same schedule as was in effect at the time the Participant previously Retired or was Laid Off.

Section 6.

Special Provisions for Former ARCO Alaska Employees.

Notwithstanding any

provisions to

the contrary,

in order

to comply

with the

terms of

the
Master

Purchase

and

Sale

Agreement

(“Sale

Agreement”)

by

which

the

Company
acquired certain

Alaskan assets

of Atlantic

Richfield Company

(“ARCO”), a

Participant
who was eligible to participate in

the ARCO employee benefit plans immediately

prior to
becoming

an

Employee

and

who

was

not

employed

by

ARCO

Marine,

Inc.

(a

“former
ARCO

Alaska

employee”)

may,

in

a

manner

prescribed

by

the

Plan

Administrator,
indicate a preference or make an election:
(a)

To

reduce voluntarily salary and

receive an Award

in the amount

of the reduction

Exhibit 10.19.1

credited to, at the Employee’s

election, (i) an account under

this Plan or (ii) for

so
long

as

the

ARCO

Executive

Deferral

Plan

will

accept

such

deferrals

of

salary,
but

not

beyond

December

31,

2001,

an

account

under

the

ARCO

Executive
Deferral Plan; or
(b)

To

defer

any

Award

payable

to

a

former

ARCO

employee

who

is

involuntarily
terminated

prior

to

April

18,

2002,

in

lieu

of

a

target

ARCO

Annual

Incentive
Plan

(AIP)

award,

and

at

the

Employee’s

election

credit

the

Award

to

(i)

an
account under this Plan or (ii) to the ARCO Executive Deferral Plan; or
(c)

To

defer

the

Final

ARCO

Supplemental

Executive

Retirement

Plan

(SERP)
benefit that

will

be

calculated as

of

the

earlier

of

April 17,

2002, or

the

date

the
former ARCO employee voluntarily or involuntarily

terminates employment from
the

Company

or

any

Participating

Subsidiary

to

the

ARCO

Executive

Deferral
Plan; or
(d)

To

defer the

value of

the restricted

stock granted

on July

31, 2000,

to an

account
under

this

Plan

when

the

restrictions

lapse

on

July

31,

2001,

July

31,

2002,

and
July 31,

2003; provided

that such

indications of

preference shall

be made

in July
of

the

year

preceding

the

calendar

year

when

the

restrictions

are

scheduled

to
lapse

or

as

soon

as

practicable

after

July

31,

2000,

for

the

restrictions

on

the
shares that are to be lapsed on July 31, 2001; or

(e)

For a former

ARCO Alaska

employee who was

classified as a

grade 7 or

8 under
ARCO’s

job

classification

system

and

was

eligible

under

ARCO’s

Executive
Deferral Plan

to

voluntarily

reduce salary

and

defer

the

amount

of

the

voluntary
salary reduction and

who was classified

as a grade

31 or below

at that time

under
Phillips

Petroleum

Company’s

job

classification

system,

to

make

an

annual
election to

voluntarily reduce

salary and

defer the

amount of

the voluntary

salary
reduction for salary received from July 31, 2000, through December 31, 2000, and for

the

five

years

from

2001

through

2005

and

receive

a

salary

deferral

credit
under this Plan.

All indications

of preference

in Sections

6(a), (b),

and (c)

are subject

to approval

by the
Compensation Committee

if the

Employee

is subject

to

section

16 of

the

Exchange Act
and by the CEO if the Employee is not subject to section 16 of the Exchange Act.

Exhibit 10.19.1

Section 7.

Designation of Beneficiary.

A Participant

may

designate

a

Beneficiary

or

Beneficiaries

to receive

the

entire

balance
of

the

Participant’s

Deferred

Compensation

Account

by

giving

signed

written

notice

of
such designation

to the

Plan Administrator

upon forms

supplied by

and delivered

to the
Plan

Administrator

and

may

revoke

such

designations

in

writing;

provided,

that

writing
and

signing

may

be

done

by

any

electronic

means

approved

by

the

Plan

Administrator.

The

Participant

may

from

time

to

time

change

or

cancel

any

previous

beneficiary
designation

in

the

same

manner.

The

last

beneficiary

designation

received

by

the

Plan
Administrator shall

be controlling

over any

prior

designation and

over any

testamentary
or

other

disposition.

After

acceptance

by

the

Plan

Administrator

of

such

written
designation, it

shall take

effect as

of the

date on

which it

was signed

by the

Participant,
whether the

Participant is

living at

the time

of such

receipt, but

without prejudice

to the
Company or

the CEO

on account of

any payment

made under

this Plan

before receipt of
such

designation.

If

no

designation

of

a

Beneficiary

is

on

file

with

the

Plan
Administrator

at

the

time

of

the

death

of

the

Participant

or

such

designation

is

not
effective

for

any

reason

as

determined

by

the

Plan

Administrator,

then,

for

purposes

of
this

Plan,

“Beneficiary”

shall

mean,

and

such

Benefits

shall

be

paid

to,

(i)

the
Participant's

surviving

spouse

as

of

the

Participant's

date

of

death,

or

(ii)

if

there

is

no
surviving spouse as of the Participant's date of death, the Participant’s estate.

Section 8.

Nonassignability.

The

interest

of

a

Participant

or

his

Beneficiary

or

Beneficiaries

hereunder

may

not

be
sold,

transferred,

assigned,

or

encumbered

in

any

manner,

either

voluntarily

or
involuntarily,

and

any

attempt

so

to

anticipate,

alienate,

sell,

transfer,

assign,

pledge,
encumber, or

charge the

same shall be null

and void; neither

shall the Benefits

hereunder
be

liable

for

or

subject

to

the

debts,

contracts,

liabilities,

engagements,

or

torts

of

any
person

to

whom

such

Benefits

or

funds

are

payable,

nor

shall

they

be

an

asset

in
bankruptcy or subject to garnishment, attachment, or other legal or equitable proceedings.

Exhibit 10.19.1

Section 9.

Administration.

(a)

The

Plan

shall

be

administered

by

the

Plan

Administrator.

The

Plan
Administrator may

delegate to

employees of

the Company

or any

member of

the
Controlled

Group

the

authority

to

execute

and

deliver

such

instruments

and
documents,

to

do

all

such

acts

and

things,

and

to

take

such

other

steps

deemed
necessary,

advisable, or

convenient for

the effective

administration of

the Plan

in
accordance

with

its

terms

and

purpose,

except

that

the

Plan

Administrator

may
not

delegate

any

discretionary

authority

with

respect

to

substantive

decisions

or
functions regarding

the Plan

or Benefits

under the

Plan.

The Plan

Administrator
may designate

a third

party to

provide services

that may

include record

keeping,
Participant accounting, Participant communication, payment of installments to the
Participant,

tax

reporting,

and

any

other

services

specified

in

an

agreement

with
such third

party.

The Plan

Administrator may

adopt such

rules, regulations,

and
forms

as

deemed

desirable

for

administration

of

the

Plan

and

shall

have

the
discretionary

authority

to

allocate

responsibilities

under

the

Plan

to

such

other
persons

as

may

be

designated.

The

Plan

Administrator

shall

have

absolute
discretion

in

carrying

out

its

responsibilities,

and

all

interpretations,

findings

of
fact

and

resolutions

described

herein

which

are

made

by

the

Plan

Administrator
shall be binding, final and conclusive on all parties.
The Plan

Administrator

and his

or her

delegates shall

serve without

bond
and without

compensation for

services under

this Plan.

All expenses

of the

Plan
Administrator and his or her delegates for services under this Plan shall be paid by the

Company.

None

of

the

Plan

Administrator

or

his

or

her

delegates

shall

be
liable

for

any

act

or

omission

on

his

or

her

own

part

excepting

his

or

her

own
willful

misconduct.

Without

limiting

the

generality

of

the

foregoing,

any

such
decision

or

action

taken

by

the

Plan

Administrator

or

his

or

her

delegates

in
reliance

upon

any

information

supplied

by

an

officer

of

the

Company,

the
Company's

legal

counsel,

or

the

Company's

independent

accountants

in
connection

with

the

administration

of

this

Plan

shall

be

deemed

to

have

been
taken in good faith.

Exhibit 10.19.1

(b)

Any

claim

for

benefits

hereunder

shall

be

presented

in

writing

to

the

Plan
Administrator

for

consideration,

grant

or

denial.

In

the

event

that

a

claim

is
denied in

whole or

in part

by the

Plan Administrator,

the claimant,

within ninety
days

of

receipt

of

said

claim

by

the

Plan

Administrator,

shall

receive

written
notice of denial.

Such notice shall contain:
(1)

a statement of the specific reason or reasons for the denial;
(2)

specific references to the pertinent provisions hereunder on which such denial is based;
(3)

a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary; and
(4)

an explanation of the following claims review procedure set forth in paragraph (c) below.
(c)

Any

claimant

who

feels

that

a

claim

has

been

improperly

denied

in

whole

or

in
part

by

the

Plan

Administrator

may

request

a

review

of

the

denial

by

making
written application to

the Trustee.

The claimant shall

have the right

to review

all
pertinent documents

relating to

said claim

and to

submit issues

and comments

in
writing

to

the

Trustee.

Any

person

filing

an

appeal

from

the

denial

of

a

claim
must

do

so

in

writing

within

sixty

days

after

receipt

of

written

notice

of

denial.

The

Trustee

shall

render

a

decision

regarding

the

claim

within

sixty

days

after
receipt of

a request

for review,

unless special

circumstances require

an extension
of

time

for

processing,

in

which

case

a

decision

shall

be

rendered

within

a
reasonable time, but not later than 120

days after receipt of the request for

review.

The decision

of the

Trustee

shall be

in writing

and, in

the case

of the

denial of

a
claim in whole

or in part,

shall set forth

the same

information as is

required in an
initial notice of denial by the Plan

Administrator, other than an

explanation of this
claims

review procedure.

The

Trustee

shall

have absolute

discretion

in

carrying
out its responsibilities to make

its decision of an appeal,

including the authority to
interpret and construe the terms hereunder, and all interpretations, findings of fact, and the decision

of the Trustee

regarding the appeal

shall be final,

conclusive and
binding on all parties.

Exhibit 10.19.1

(d)

Compliance

with

the

procedures

described

in

paragraphs

(b)

and

(c)

shall

be

a
condition precedent to the filing of any

action to obtain any benefit or

enforce any
right which any individual may claim hereunder.

Notwithstanding anything to the
contrary

in

the

Plan,

these

paragraphs

(b),

(c),

and

(d)

may

not

be

amended
without

the

written

consent

of

a

seventy-five

percent

(75%)

majority

of
Participants

and

Beneficiaries

and

such

paragraphs

shall

survive

the

termination
of this Plan until all benefits accrued hereunder have been paid.
(e)

Any payment to a Participant or Beneficiary,

all in accordance with the provisions
of

this

Plan,

shall

to

the

extent

thereof

be

in

full

satisfaction

of

all

claims
hereunder

against

the

Plan

Administrator,

the

Company

and

all

Participating
Subsidiaries,

any

of

which

may

require

such

Participant

or

Beneficiary

as

a
condition to

such payment

to execute

a receipt

and

release therefor

in such

form
as shall be

determined by the

Plan Administrator,

the Company or

a Participating
Subsidiary.

If a

receipt and

release is

required and

the Participant

or Beneficiary
(as

applicable)

does

not

provide

such

receipt

and

release

in

a

timely

enough
manner

to

permit

a

timely

distribution

in

accordance

with

the

general

timing

of
distribution

provisions

in

this

Plan,

the

payment

of

any

affected

distribution(s)
shall be forfeited.
(f)

Benefits under

this Plan

will be

paid only

if the

Plan Administrator

decides in

its
discretion

that

a

Participant

or

Beneficiary

is

entitled

to

the

Benefits.

Notwithstanding

the

foregoing

or

any

provision

of

this

Plan,

a

Participant

(or
other claimant) must exhaust all administrative remedies set forth in this Section 9 or otherwise

established

by the

Plan Administrator

before

bringing any

action

at
law

or

equity.

Any

claim

based

on

a

denial

of

a

claim

under

this

Plan

must

be
brought

no

later

than

the

date

which

is

two

(2)

years

after

the

date

of

the

final
denial

of

a

claim

under

this

Section

9.

Any

claim

not

brought

within

such time
shall be waived and forever barred.

Section 10.

Rights of Employees and Participants.

Nothing

contained in

the

Plan

(or

in

any

other

documents

related

to

this

Plan

or

to

any
Benefit

under

the

Plan)

shall

confer

upon

any

Employee

or

Participant

any

right

to

Exhibit 10.19.1

continue in the employ or

other service of the Company

or any member of the

Controlled
Group

or

constitute

any

contract

or

limit

in

any

way

the

right

of

the

Company

or

any
member of

the Controlled

Group to

change such

person's compensation

or other

benefits
or position or to terminate the employment of such person with or without cause.

Section 11.

Determination of Recipients of Awards.

The

determination

of

those

persons

who

are

entitled

to

Awards

under

an

Incentive
Compensation

Plan

and any

other

such

plans

shall

be

governed solely

by

the

terms

and
provisions

of

the

applicable

plan,

and

the

selection

of

an

Employee

as

a

Potential
Participant or

the acceptance

of an

indication of

preference to

defer an

Award

hereunder
shall not in any way entitle such Potential Participant to an Award.

Section 12.

Amendment and Termination.

Subject

to

Paragraph 9(d),

the

Board

reserves the

right

to amend

this

Plan from

time

to
time,

to

terminate

this

Plan

entirely

at

any

time,

and

to

delegated

such

authority

as

the
Board

deems

necessary

or

desirable;

provided,

however,

that

no

amendment

may

affect
the balance in a Participant’s account on the effective

date of the amendment; and, further
provided, the Company

shall remain liable

for any Benefits

accrued under this

Plan prior
to

the

date

of

amendment

or

termination.

In

the

event

of

termination

of

the

Plan,

the
Chief Executive Officer,

in his sole discretion, may

elect to have the Company

pay to the
Participant

in

one

lump

sum

as

soon

as

practicable

after

termination

of

the

Plan,

the
balance then in the Participant’s account.

Section 13.

Method of Providing Payments.

(a)

Nonsegregation.

Amounts

deferred

pursuant

to

this

Plan

and

the

crediting

of
amounts

to

a

Participant’s

Deferred

Compensation

Account

shall

represent

the
Company’s

unfunded

and

unsecured

promise

to

pay

compensation

in

the

future.

With

respect to

said

amounts,

the

relationship

of the

Company

and

a

Participant
shall be

that of

debtor and

general unsecured

creditor.

While the

Company may

Exhibit 10.19.1

make investments for

the purpose of

measuring and meeting

its obligations under
this Plan

such investments shall

remain the sole

property of

the Company

subject
to claims of its creditors generally, and shall not be deemed to form or be included in any part of the Deferred Compensation Account.
(b)

Funding.

It is

the intention

of the

Company that

this

Plan shall

be unfunded

for
federal tax

purposes and

for purposes

of Title

I of

ERISA.

All amounts

payable
under this

Plan

shall

be paid

solely

from

the

general assets

of

the

Company

and
any

rights

accruing

to

a

Participant

under

this

Plan

shall

be

those

of

a

general
creditor; provided, however,

that the Company

may establish one

or more grantor
trusts to

satisfy part

or all

of the

Company's Plan

payment obligations

so long

as
this

Plan

remains

unfunded

for

purposes

of

sections

201(2),

301(a)(3),

and
401(a)(1) of ERISA.

Section 14.

Miscellaneous Provisions.

(a)

Except

as

otherwise

provided

herein,

the

Plan

shall

be

binding

upon

the
Company,

its successors and

assigns, including but

not limited to

any corporation
which may acquire all or substantially all of the Company’s

assets and business or
with or into which the Company may be consolidated or merged.
(b)

This Plan

shall be

construed, regulated,

and administered

in accordance

with

the
laws of the State of Texas

except to the extent that said laws have been preempted
by

the

laws

of

the

United

States.

The

forum

and

venue

for

any

suit

brought
regarding any claim under this Plan shall be in Harris County, Texas.
(c)

If

any

provision

of

this

Plan

shall

be

held

illegal

or

invalid

for

any

reason,

said
illegality

or

invalidity

shall

not

affect

the

remaining

provisions

hereof;

instead,
each

provision

shall

be

fully

severable,

and

this

Plan

shall

be

construed

and
enforced as if said illegal or invalid provision had never been included herein.
(d)

For

purposes

of

this

Plan,

electronic

communications

and

signatures

shall

be
considered to be

in writing if

made in conformity

with procedures which

the Plan
Administrator may adopt from time to time.
(e)

The

Plan

Administrator,

in

its

sole

discretion,

may

direct

that

a

payment

to

be
made

to

an

incompetent

or

disabled

person,

whether

because

of

minority

or

Exhibit 10.19.1

mental

or

physical

disability,

instead

be

made

to

the

guardian

or

legal
representative

of

such

person

or

to

the

person

having

custody

of

such

person
(unless prior

claim therefor

shall have

been made

by a

duly qualified

guardian or
other

legal

representative),

without

further

liability

either

on

the

part

of

the
Company

or

a

Participating

Subsidiary

or

the

Plan

for

the

amount

of

such
payment

to

the

person

on

whose

benefit

such

payment

is

made.

Any

payment
made

in

accordance

with

the

provisions

of

this

provision

shall

be

a

complete
discharge

of

any

liability

of

the

Company,

its

Subsidiaries,

and

this

Plan

with
respect to the Benefits so paid.
(f)

Payment

of

Plan

Benefits

may

be

subject

to

administrative

or

other

delays

that
result

in

payment

to

the

Participant

or

his

beneficiaries

on

a

date

later

than

the
date

specified

in

this

Plan

or

the

Participant's

Election

Form.

No

Participant

or
Beneficiary

shall

be

entitled

to

any

additional

earnings

or

interest

in

respect

of
any such payment delays, nor shall any Participant or Beneficiary be provided any election with respect to the timing of any delayed payment.
(g)

If

all

or

any

part

of

any

Participant's

or

Beneficiary's

Benefits

hereunder

shall
become subject to any estate, inheritance, income, employment or other tax which
the

Company

shall

be

required

to

pay

or

withhold,

the

Company

shall

have

the
full power

and authority

to withhold

and pay

such tax

out of

any monies

or other
property

held

for

the

account

of

the

Participant

or

Beneficiary

whose

interests
hereunder

are

so

affected

(including,

without

limitation,

by

reducing

and
offsetting the Participant's or

Beneficiary's account balance).

Prior to making any
payment,

the

Company

may

require

such

releases

or

other

documents

from

any
lawful taxing authority as it shall deem necessary or desirable.
(h)

No

amount

accrued

or

payable

hereunder

shall

be

deemed

to

be

a

portion

of

an
Employee's

compensation

or

earnings

for

the

purpose

of

any

other

employee
benefit

plan

adopted

or

maintained

by

the

Company,

nor

shall

this

Plan

be
deemed to amend or modify the provisions of the CPSP.
(i)

It is

the intention

of the

Company that,

so long

as any

of ConocoPhillips

’

equity
securities

are

registered

pursuant

to

section

12(b)

or

12(g)

of

the

Exchange

Act,
this Plan

shall be

operated in

compliance with

16(b) of

the Exchange

Act and,

if
any Plan provision

or transaction is found

not to comply

with section 16(b)

of the

Exhibit 10.19.1

Exchange Act,

that provision

or transaction,

as the

case may

be, shall

be deemed
null and void ab initio
.

Notwithstanding anything

in the Plan

to the

contrary,

the
Company,

in its

absolute discretion,

may bifurcate

the Plan

so as

to restrict,

limit
or condition

the use

of any

provision of

the Plan

to Participants

who are

officers
and directors

subject to

section 16(b)

of the

Exchange Act

without so

restricting,
limiting, or conditioning the Plan with respect to other Participants.
(j)

This

Title

I was

frozen

effective

as

of

December

31,

2004,

and

was

replaced

by
Title

II

of

the

Plan.

The

distribution

of

amounts

that

were

earned

and

vested
(within

the

meaning

of

Code

section

409A

and

official

guidance

issued
thereunder)

under

Title

I

of

the

Plan

prior

to

January

1,

2005

(and

earnings
thereon) are exempt from the requirements of Code section 409A shall be made in
accordance with the terms of the Title I of the Plan.
(k)

At the Effective

Time, certain

active employees of

Phillips 66 and

members of its
controlled

group

ceased

to

participate

in

the

Plan,

and

the

liabilities,

including
liabilities related to

benefits grandfathered from Code

section 409A (
i.e. , amounts
deferred

and

vested

prior

to

January

1,

2005),

for

these

participant's

benefits
under the Plan were transferred to the members of the Phillips 66 controlled group
and

continued

as

the

Phillips

66

Key

Employee

Deferred

Compensation

Plan.

ConocoPhillips

distributed its

interest

in

Phillips

66

to

its

shareholders

as

of

the
Distribution.

On

and

after

the

Effective

Time,

the

Company,

other

members

of
the Affiliated Group (as determined after the Distribution), the Plan, any directors, officers, or employees of any member of the Affiliated Group (as determined after the

Distribution),

and

any

successors

thereto,

shall

have

no

further

obligation

or
liability

to,

or

on

behalf

of,

any

such

participant

with

respect

to

any

benefit,
amount,

or

right

transferred

to

or

due

under

the

Phillips

66

Key

Employee
Deferred Compensation Plan.
Further,

as

of

the

Distribution,

the

Restricted

Stock

and

Restricted

Stock
Units

of

ConocoPhillips

shall

be

converted

into

Restricted

Stock

and

Restricted
Stock

Units

of

ConocoPhillips

and

restricted

stock

and

restricted

stock

units

of
Phillips

66

as

provided

in

the

Agreement.

The

amounts

to

be

credited

to

a
Participant's Deferred Compensation Account under

Section 4(a) will be

based on
such Restricted Stock and

Restricted Stock Units of

ConocoPhillips and restricted

Exhibit 10.19.1

stock and restricted stock units of Phillips 66 after the Distribution.

Furthermore,

with

regard

to

any

valuation

that

occurs

after

the
Distribution

and

which

requires

valuation

of

Stock

or

the

common

stock

of
Phillips

66

("Phillips

66

Common

Stock"),

or

of

both,

from

a

time

on

or

before
the

Distribution

and

from

a

time

after

the

Distribution,

then

the

following

shall
apply, in

order to allow the valuation to take into

account the distribution by stock
dividend of one

share of

Phillips 66

Common Stock for

each two

shares of

Stock
held at the Distribution:
(1)

The value

of Stock

or of

Phillips 66

Common Stock determined

as of

any
date

after

the

Distribution

shall

be

determined

using

market

information
related to each;
(2)

The value of Stock determined as

of any date on or before

the Distribution
that

does

not

also

require

a

valuation

of

Stock

as

of

any

date

after

the
Distribution shall be determined using

market information related to Stock
as it traded on or before the Distribution;
(3)

The value of Stock determined

as of any date on or

before the Distribution
that also

requires a

valuation of

Stock or

of Phillips

66 Common

Stock as
of any

date

after the

Distribution

shall be

deemed

to be

two-thirds

of

the
value of

Stock determined

using market

information related

to Stock

as it
traded on or before the Distribution; and
(4)

The value

of Phillips

66 Common

Stock determined

as of

any date

on or
before the Distribution that also requires a valuation of Stock or of Phillips
66 Common Stock

as of any date

after the Distribution

shall be deemed to
be

one-third

of

the

value

of

Stock

determined

using

market

information
related to Stock as it traded on or before the Distribution.

Section 15.

Effective Date of Restated Plan.

Title

I

of

the

Key

Employee

Deferred

Compensation

Plan

of

ConocoPhillips

is

hereby
amended and restated effective as of January 1, 2020.

Exhibit 10.19.1

Executed this ____ day of December 2019, by a duly authorized officer of the Company.

______________________________
Heather G. Sirdashney
Vice President, Human Resources

KEDCP Title I 2020 Restatement

12-19-2019